                                         SECURITIES AND EXCHANGE COMMISSION

                                                               Washington D.C. 20549

                                                                 FORM 8 - K

                               CURRENT REPORT

                                                         Pursuant to Section 13 or 15(d) of

                                                       the Securities Exchange Act of 1934

                                    Date of Report (Date of earliest event reported):  August 24, 2006

                                           NORTH VALLEY BANCORP

                                              (Exact name of registrant as specified in its charter)

            CALIFORNIA                         0-10652                         94-2751350

              (State or other jurisdiction                    (File Number)                       (I.R.S. Employer

                     of incorporation)                                                               identification number)

                                              300 Park Marina Circle, Redding, CA 96001

                                              (Address of principal executive offices and zip code)

                                                                       (530) 226-2900

                                             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

        (17 CFR 240.14d-2(b)

[  ]   Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act

  (17 CFR 240.13c-4(c)

Item 8.01:   Other Events

On August 24, 2006, the registrant issued a Press Release, "North Valley Bancorp Declares Cash Dividend."  Attached hereto as Exhibit 99.117 and incorporated herein by this reference is said Press Release dated August 24, 2006.

            Item 9.01:   Financial Statements and Exhibits

            (c)        Exhibits

                 (99.117)      News Release of North Valley Bancorp dated August 24, 2006

                                                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH VALLEY BANCORP

By:       /s/ Kevin R. Watson_____________________

Kevin R. Watson

Dated:  August 24, 2006                                                           EVP/Chief Financial Officer